SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K



                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported): September 26, 2000
                                                      -------------------
                                                      September 13, 2000


                           barnesandnoble.com inc.
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           (Exact name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or other Jurisdiction of Incorporation)


             0-26063                                   13-4048787
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     (Commission File Number)              (IRS Employer Identification No.)


        76 Ninth Avenue, New York, NY                     10011
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  (Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, Including Area Code     212-414-6000
                                                       ------------

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report )

                    _____________________________________

                   Exhibit Index appears on page 4 hereof.

Item 5.  Other Events.

On September 13, 2000, barnesandnoble.com inc. (the "Company") and Fatbrain.com, Inc. ("Fatbrain") executed a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition of Fatbrain for approximately $64 million. Under the terms of the Merger Agreement, the stockholders of Fatbrain, in exchange for their shares of Fatbrain common stock, $.001 par value per share, will receive $4.25 per share as follows:
(i) $1.0625 in cash and (ii) shares of the Company's Class A Common Stock, $.001 par value per share, equal to $ 3.1875 divided by the Average Closing Sales Price. The Average Closing Sales Price is defined in the Merger Agreement as the average of the closing sales price per share of the Company's Class A Common Stock at 4:00 p.m. (New York time) (as reported by Bloomberg L.P.) on the NASDAQ National Market for the 10 full trading days ending on the fifth full trading day immediately prior to the effective time of the Merger.

Immediately after the Merger, the operations of Fatbrain will be contributed to a newly-formed, wholly-owned subsidiary of the Company which subsidiary will then be transferred to barnesandnoble.com llc.

The terms and conditions of the Merger are more fully described in the Merger Agreement, which is attached as Exhibit 2.1 to this Form 8-K. A copy of the joint press release issued by the parties announcing the execution of the Merger Agreement is attached as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of September 13, 2000, between barnesandnoble.com inc. and Fatbrain.com, Inc.

          2.2 Stockholder Agreement, dated as of September 13, 2000, by and among barnesandnoble.com inc. and the holders of Fatbrain.com, Inc. Common Stock parties thereto.

          99.1 Press release, dated September 13, 2000, announcing the execution of the Merger Agreement.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              barnesandnoble.com inc.
                              (Registrant)


                              By:/s/
                                 ------------------------------
                              Name:     Marie Toulantis
                              Title:    Chief Financial Officer

Date: September 26, 2000

                                EXHIBIT INDEX


EXHIBIT NO.

     2.1 Agreement and Plan of Merger, dated as of September 13, 2000, between barnesandnoble.com inc. and Fatbrain.com, Inc.

          2.2 Stockholder Agreement, dated as of September 13, 2000, by and among barnesandnoble.com inc. and the holders of Fatbrain.com, Inc. Common Stock parties thereto.

          99.1 Press release, dated September 13, 2000, announcing the execution of the Merger Agreement.